                                                             EXHIBIT (10)(c)(ii)

Part C      Medical Exam Form
            Life Insurance Application

            [_]  American General Life Insurance Company, Houston, TX
            [_]  The Old Line Life Insurance Company of America, Milwaukee, WI
            [_]  All American Life Insurance Company, Springfield, IL
            [_]  The Franklin Life Insurance Company, Springfield, IL
            [_]  The American Franklin Life Insurance Company, Springfield, IL

            Members of American General Financial Group. American General Financial Group is a marketing name for American General Corporation and its subsidiaries.

            In this application, the "Company" refers to the insurance company whose name is checked above.

            The insurance company checked above is solely responsible for the obligation and payment of benefits under any policy that it may issue. No other company shown is responsible for such obligations or payments.

SECTION 1-STATEMENT TO MEDICAL EXAMINER

Proposed insured                             Date of birth
-------------------------------------------  ----------------------------------

1. Name of your personal physician
   ----------------------------------------------------------------------------

     Address
     --------------------------------------------------------------------------

     City, state, zip
     --------------------------------------------------------------------------

     Date and findings of last visit
     --------------------------------------------------------------------------

     Treatment given or medication prescribed
     --------------------------------------------------------------------------

2. Have you ever been diagnosed as having, been treated for, or consulted a licensed health care provider for:

   a. any heart disease, heart attack, chest pain, irregular
      heartbeat, high cholesterol, high blood pressure, or any
      other disorder of the heart or blood vessels?.............. [_] Yes [_] No

   b. any blood clot, aneurysm, stroke, or other disease,
      disorder, or blockage of the arteries or veins?............ [_] Yes [_] No

   c. any cancer, cysts, tumors, masses, or other such
      abnormalities?............................................. [_] Yes [_] No

   d. diabetes, disorder of the thyroid or other glands,
      immune system disorder, or blood or lymphatic
      system disorder?........................................... [_] Yes [_] No

   e. any disorder of the stomach or liver, colitis, hepatitis, or any disorder of the digestive system or other such
      organs?.................................................... [_] Yes [_] No

   f. any disorder of the kidneys, prostate, urinary system,
      or reproductive organs?.................................... [_] Yes [_] No

   g. any asthma, bronchitis, emphysema, sleep apnea, or other breathing or lung disorders?............................... [_] Yes [_] No

   h. any brain or spinal cord disorders, seizures, or other
      nervous system abnormalities including mental or nervous
      disorders?................................................. [_] Yes [_] No

   i. arthritis, muscle disorders, or other bone or joint
      disorders?................................................. [_] Yes [_] No

3. Are you currently taking any medication, treatment, or
   therapy, or are you under medical observation?................ [_] Yes [_] No

4. Have you in the past three years had:

   a. fainting spells, nervous disorders, headaches,
      convulsions, or paralysis?................................. [_] Yes [_] No

   b. any pain or discomfort in the chest or shortness
      of breath?................................................. [_] Yes [_] No

   c. disorders of the stomach, intestines, or rectum, or
      blood in the urine?........................................ [_] Yes [_] No

5. Have you ever:
   a. sought or received advice, counseling, or treatment by
      a medical professional for the use of alcohol or drugs,
      including prescription drugs?.............................. [_] Yes [_] No

   b. used cocaine, marijuana, heroin, controlled substances, or any other drug except as legally prescribed by a
      physician?................................................. [_] Yes [_] No

6. Have you ever been diagnosed or treated by any member of
   the medical profession for AIDS Related Complex (ARC) or
   Acquired Immune Deficiency Syndrome (AIDS)?................... [_] Yes [_] No

AGLC 8003-99                                                              Page 1

________________________________________________________________________________
STATEMENT TO MEDICAL EXAMINER continued

7. In the past 10 years, have you:

   a. been hospitalized, consulted a health care provider, or had any illness, injury, or surgery?....................... [_] Yes [_] No

   b. had any laboratory tests, treatments, or diagnostic
      procedures, including x-rays, scans, or EKGs?.............. [_] Yes [_] No

   c. been advised to have any diagnostic test, hospitalization, or treatment that was not completed?....................... [_] Yes [_] No

   d. received or claimed disability or hospital indemnity
      benefits or a pension for any injury, sickness,
      disability, or impaired condition?......................... [_] Yes [_] No

8. Do you have any symptoms or knowledge of any other
   condition that is not disclosed above?........................ [_] Yes [_] No

9. Family history:

   Father: Age, if living                     Mother:  Age, if living
           ----------------------------------          -------------------------

           Age at death                                Age at death
           ----------------------------------          -------------------------

           Current condition or                        Current condition or
           cause of death                              cause of death
           ----------------------------------          -------------------------

10. Full details of any "yes" answers (please use additional sheet if necessary):

    Include such details as: date of first diagnosis; name and address of doctor; tests performed; test results; medication(s) or recommended treatment.

--------------------------------------------------------------------------------
I have read the above statements or they have been read to me. The above statements are true and complete to the best of my knowledge and belief. I understand that this application: (1) will consist of Part A, Part B, Part C, and, if applicable, any related forms; and (2) shall be the basis for any policy issued on this application. I understand that any misrepresentation contained in this application and relied on by the Company may be used to: reduce or deny a claim or void the policy, if it is within its contestable period and if such misrepresentation materially affects the acceptance of the risk. Except as may be provided in a Limited Temporary Life Insurance Agreement (LTLIA) for which all eligibility requirements are met. I understand and agree that no insurance will be in effect pursuant to this application, or under any policy issued by the Company, unless or until: the policy has been delivered and accepted; the full first modal premium for the issued policy has been paid; and there has been no change in the health of any proposed insured that would change the answers to any questions in the application.

In order to determine eligibility for insurance coverage, I hereby give my consent to any of the entities listed below to give to the Company or its legal representative, all information they have pertaining to: my medical consultations, treatments, or surgeries; hospital confinements, which concern the physical and mental condition of me, my spouse, or my minor children; my use of drugs or alcohol; or any other non-medical information. Non-medical information could include items such as: personal finances; habits; hazardous avocations; motor vehicle or court records; or foreign travel, etc. The list of entities for which I give my consent to provide the information above is as follows: any physician or medical practitioner; any hospital, clinic or other health care facility; any insurance or reinsurance company; any consumer reporting agency or insurance support organization; my employer; or the Medical Information Bureau (MIB).

I, as well as any person authorized to act on my behalf, may upon written request, obtain a copy of this consent from the Company.

This consent will be valid for 30 months from the date of this application. I agree that a photocopy of this consent will be as valid as the original.

I understand and agree that no agent is authorized to: accept risks or pass upon insurability; make or modify contracts; or waive any of the Company's rights or requirements.

Any person who, with intent to defraud or facilitate a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may be guilty of insurance fraud.

Signature of proposed insured

--------------------------------------------------------------------------------
(If under age 15, signature of parent or guardian)

Signed at (city)                      (state)                  date
------------------------------------  ----------------------   -----------------
Signature of examiner
--------------------------------------------------------------------------------

AGLC 8003-99                                                              Page 2
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SECTION 2-REPORT BY MEDICAL EXAMINER

Proposed insured                                 Date of birth
-----------------------------------------------  -------------------------------

Instructions to Examiner:

To be completed in private by Examiner only. This report is confidential between the Company and the Examiner. Examination of heart and lungs must be with stethoscope against bare skin.

1. Build
   a. Did you weigh proposed insured?............................ [_] Yes [_] No

   b. Is appearance unhealthy or older than stated age?.......... [_] Yes [_] No

      Height (in shoes)       ft.        in.     Weight (clothed)        lbs.
      ---------------------------   --------     ----------------------------

2. Blood pressure (Record all readings.)

   If blood pressure exceeds 140/90, please repeat determination at end of examination and record in space provided.

     Treated       [_] Yes    [_] No      Rx
                                          --------------------------------------


                                At rest             After exercise          3 minutes later        Repeat B.P.

                 Systolic
      Diastolic 5th phase
               Pulse rate
   Irregularities per min.

3. Heart
   a. Is there any cyanosis, dyspnea,edema, arteriosclerosis, peripheral vascular, or other cardiovascular
      disorder?.................................................. [_] Yes [_] No

   b. Is heart enlarged? (If Yes, describe.)..................... [_] Yes [_] No

   c. Is murmur present? (If Yes, complete 3.d.)................. [_] Yes [_] No

   d. Before exercise, murmur is:

      [_] Constant                 Transmitted to where
                                   ------------------------------------------
      [_] Inconstant               Localized at:  [_] Apex [_] Base [_]Elsewhere
      [_] Systolic (give details)  ------------------------------------------
      [_] Diastolic                Murmur grade: 1/6   2/6   3/6  4/6
                                                 5/6   6/6   (please circle)
   After exercise, murmur is:
                [_] Unchanged   [_]Decreased    [_] Increased    [_] Absent

   Your impression:
   ----------------------------------------------------------------------------

   ----------------------------------------------------------------------------

4. Has this examination revealed abnormality of any of the following: (circle applicable items)

   a. Eyes, ears, nose, mouth, pharynx? (If vision or hearing markedly impaired, indicate degree and correction.)........ [_] Yes [_] No

   b. Endocrine system (including thyroid and breasts)?.......... [_] Yes [_] No

   c. Nervous system (including reflexes, gait, paralysis)?...... [_] Yes [_] No

   d. Respiratory system?........................................ [_] Yes [_] No

   e. Abdomen (including scars)?................................. [_] Yes [_] No

   f. Genito-urinary system (including prostate)?................ [_] Yes [_] No

   g. Skin (including scars), lymph nodes, blood vessels
      (including varicose veins)?................................ [_] Yes [_] No

   h. Musculoskeletal system (including spine, joints,
      amputations, deformities)?................................. [_] Yes [_] No

AGLC 8003-99                                                             Page 3

_______________________________________________________________________________
REPORT BY MEDICAL EXAMINER continued

5. Have any of the following been completed in conjunction
   with this exam?............................................... [_] Yes [_] No

            [_] EKG   [_] Chest x-ray   [_] Blood drawn   [_] Urine

6. Do you have any pertinent information not disclosed above?.... [_] Yes [_] No

7. Specimen kit

   Please indicate where and when specimen kit was sent

              [_]  CRL  [_]  Other
                                  --------------------------------------------

              Date mailed
              ----------------------------------------------------------------

8. Details of "yes" answers to Questions 1 - 6. (Identify items. Please use additional sheet if necessary.)





9. Examiner

   Are you related to the proposed insured by blood or
   marriage or do you have any business or professional
   relationship with the proposed insured?....................... [_] Yes [_] No

   If yes, explain.



10. Please send this completed examination form directly to:

                            Underwriting Department
                                 P.O. Box 2764
                           Houston, Texas 77252-2764


I certify that this exam was conducted the         day of,              , at
                                           --------------  -----------------

                                                  [ ] a.m.  [ ]  p.m.
                                           --------------------------

Location of exam
-------------------------------------------------------------------------------

Authorized by
-------------------------------------------------------------------------------

Examiner's signature
-------------------------------------------------------------------------------

Examiner's name
-------------------------------------------------------------------------------

Examiner's Social Security # or tax I.D. #
-------------------------------------------------------------------------------

(must be furnished under authority of law)
-------------------------------------------------------------------------------

Examiner's address
-------------------------------------------------------------------------------

Examiner's phone #
-------------------------------------------------------------------------------

AGLC 8003-99                                                              Page 4